Exhibit 10.3

合同編號：VNIQUE-H008

VNIQUE INTERACTIVE LIMITED

勝唯互動有限公司

SERVICES AGREEMENT

服務協議書

This SERVICES AGREEMENT (the “Agreement”) is made and entered into this day of , 202( ) (the “Effective Date”), by and between (“Client”) with PRC ID/Certificate No.[ ] [Client ID/Registration Number] and VNIQUE INTERACTIVE LIMITED (“VIN”) with Certificate No. 71164962-000-09-19-7.

本服務協議（以下稱“本協議”）由北京創想無限文化傳媒有限公司（以下稱“客戶”，中華人民共和國居民身份證號碼/登記證號碼：91110105MA00CAH243[客戶身份證號碼/登記證號碼]）和勝唯互動有限公司（以下稱“勝唯互動”，登記證號碼：71164962-000-09-19-7）於2024年3月23日簽訂。

WHEREAS, VIN is engaged in the business of providing marketing planning, influencer engagement, and content creation services;

鑒於，勝唯互動從事營銷策劃、達人邀約及內容創意製作服務；

WHEREAS, Client desires to retain the services of VIN for these purposes;

鑒於，客戶希望聘請勝唯互動提供相關服務；

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

因此，雙方在此基礎上達成如下協議：

1.	Services. Client hereby retains VIN to perform the services described in Exhibit A attached hereto and made a part hereof (the “Services”). VIN agrees to perform the Services in a professional manner consistent with industry standards.

服務。客戶在此聘請勝唯互動提供附件A中描述的服務。勝唯互動同意以符合行業標準的專業方式提供服務。

2.	Service Descriptions. The specific content of each service shall be governed by Exhibit A.

服務內容。每項服務的具體內容以附件A為准。

3.	Payment Terms.Client agrees to pay VIN the fees specified in Exhibit A. Payment shall be made via bank remittance to VIN’s designated account. The payment terms are as follows:

支付條款。客戶同意支付勝唯互動（“VIN”）在附件A中列明的費用。付款應通過銀行匯款至勝唯互動指定的帳戶。付款期限如下：

☐ a. Payment upon signing the Agreement.If this option is selected, payment must be made in full within 30 days of signing the Agreement.

協議簽署後付款。若選擇此選項，客戶須在簽署本協議後30日內完成全額支付。

☑ b. Payment upon confirmation of service completion.If this option is selected, payment must be made in full within 180 calendar days of confirmation of service completion.

服務完成確認後付款。若選擇此選項，客戶須在服務完成確認後180個日曆日內完成全額支付。

VNIQUE INTERACTIVE LIMITED

勝唯互動有限公司

合同編號：VNIQUE-H008

4.	Client Cooperation. Client agrees to provide VIN with all necessary information and access to relevant resources required for the successful planning and execution of services. If the Client fails to provide the necessary cooperation, VIN may delay the provision of services accordingly and shall not be held liable for any delays or resulting consequences.

客戶配合。客戶同意向勝唯互動提供成功策劃和執行服務所需的所有必要資訊和相關資源的訪問權限。如果客戶未能提供必要的配合，勝唯互動可以相應延期提供服務，並對任何延誤或由此產生的後果不承擔責任。

5.	Term and Termination. This Agreement shall commence on the Effective Date and shall continue until the completion of all services listed in Exhibit A, unless earlier terminated as provided herein.

期限和終止。本協議自生效日起生效，直至完成附件A中列明的所有服務，除非根據本協議提前終止。

6.	Termination and Refund. If the service is terminated for reasons not attributable to the VIN, the fees paid are non-refundable.

終止和退款。若服務因非勝唯互動原因終止，已支付的費用不予退還。

7.	Independent Contractor. VIN shall perform the Services as an independent contractor and not as an employee of Client. Nothing in this Agreement shall be construed to create a partnership, joint venture, or employer-employee relationship between the parties.

獨立合同方。勝唯互動作為獨立合同方提供服務，而非客戶的雇員。本協議中的任何條款不應解釋為在雙方之間建立合夥、合資或雇傭關係。

8.	Intellectual Property of Deliverables. The intellectual property of all deliverables created specifically for the Client under this Agreement shall belong to Client. VIN retains the right to be credited as the creator and for commercial purposes, such as including the deliverables in promotional materials and portfolios to showcase their work to other clients.

知識產權。本協議項下專門為客戶創建的所有交付成果的知識產權歸客戶所有。勝唯互動保留作為創作者署名的權利，以及用於商業宣傳，如將交付成果包含在宣傳材料和作品集中，以向其他客戶展示其業績。

9.	Pre-existing Intellectual Property. Pre-existing intellectual property rights of each party shall remain with the respective owner. Client’s Intellectual Property may include, but is not limited to: brand names, logos, existing marketing materials, and proprietary business processes. VIN’s Intellectual Property may include, but is not limited to: methodologies and processes, proprietary software and tools, templates and design elements.

已有知識產權。雙方已有的知識產權歸各自所有。客戶的知識產權可能包括但不限於：品牌名稱、標誌、現有的營銷材料和專有的業務流程。勝唯互動的知識產權可能包括但不限於：方法和流程、專有軟件和工具、範本和設計元素。

VNIQUE INTERACTIVE LIMITED

勝唯互動有限公司

合同編號：VNIQUE-H008

10.	Confidentiality. VIN agrees to keep confidential all information identified by Client as confidential and will not disclose such information to any third party without Client’s prior written consent.

保密。勝唯互動同意對客戶指定為機密的所有資訊保密，未經客戶事先書面同意，不得向任何第三方披露此類資訊。

11.	Delayed Payments. If Client fails to make payments on time, VIN has the right to suspend services until payment is made.

延遲付款。若客戶逾期付款，勝唯互動有權暫停服務，直至付款完成。

12.	Indemnification. Each party agrees to indemnify and hold harmless the other party against any losses, claims, damages, expenses, or liabilities arising out of or in connection with this Agreement, to the extent that such losses, claims, damages, expenses, or liabilities are caused by the indemnifying party’s negligence, willful misconduct, or breach of this Agreement.

賠償。雙方同意在因本協議引起或與之相關的任何損失、索賠、損害、費用或責任方面，對對方進行賠償並使其免受損害，但此類損失、索賠、損害、費用或責任應由賠償方的過失、故意不當行為或違反本協議造成。

13.	Limitation of Liability. The total compensation for any claims arising from this Agreement shall not exceed the total fees received by the VIN under this Agreement.

賠償金額限制。因本協議引起的任何索賠的總賠償金額不得超過勝唯互動根據本協議已收取的費用總額。

14.	Dispute solving.Any dispute, disagreement, or claim arising from or relating to this Contract, including its existence, validity, interpretation, performance, breach or termination; or any non-contractual dispute arising from or relating to this Contract shall be referred to arbitration under the administration of the Hong Kong International Arbitration Centre. The arbitration shall be conducted in accordance with the HKIAC Arbitration Rules in effect at the time of submitting the notice of Arbitration. The governing law for this arbitration clause shall be Hong Kong law and the place of arbitration shall be Hong Kong. The number of arbitrators shall be one or three. Arbitration proceedings will be conducted in Chinese.

爭議的解決。凡因本合同所引起的或與之相關的任何爭議、糾紛、分歧或索賠，包括合同的存在、效力、解釋、履行、違反或終止，或因本合同引起的或與之相關的任何非合同性爭議，均應提交由香港國際仲裁中心管理的機構仲裁，並按照提交仲裁通知時有效的《香港國際仲裁中心機構仲裁規則》最終解決。本仲裁條款適用的法律為香港法，仲裁地應為香港，仲裁員人數為一名或三名。仲裁程式應按照中文來進行。

15.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Hong Kong.

適用法律。本協議應受香港法律管轄並按其解釋。

VNIQUE INTERACTIVE LIMITED

勝唯互動有限公司

合同編號：VNIQUE-H008

16.	Entire Agreement. This Agreement constitutes the entire understanding between the parties and supersedes all prior discussions, agreements, and understandings of any kind.

完整協議。本協議構成雙方之間的完整理解，並取代所有先前的討論、協議和任何類型的理解。

17.	Amendments. Any amendment to this Agreement must be in writing and signed by both parties.

修訂。對本協議的任何修訂必須以書面形式進行並由雙方簽署。

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

特此證明，雙方已於生效日期簽署本協議。

VNIQUE INTERACTIVE LIMITED 勝唯互動有限公司		北京創想無限文化傳媒有限公司

By:	/s/	By:	/s/
Name (姓名):		Name (姓名):
Title (職務):		Title (職務):

VNIQUE INTERACTIVE LIMITED

勝唯互動有限公司

合同編號：VNIQUE-H008

EXHIBIT A 附件A

專案編號：H008

Subject to the terms of this Agreement and so long as no default by Client exists, VIN agrees to provide the following Services to Client:

在客戶沒有違約行為的情況下，勝唯互動同意根據本協議的規定向客戶(以下又稱“公司”)提供以下服務:

1、品牌行銷策劃服務
序號	專案名稱和分項	服務內容	金額 (HKD)	備註	確 認
1.1	【 】國內品牌諮詢策劃
1.1.1	市場分析	綜合分析品牌需求，如市場環境分析、行業需求分析、潛在用戶分析、競品分析等。	100,000		☐
1.1.2	品牌推廣策略	按需制定品牌行銷策略及推廣管道的行銷方式，如目標人群定位策略、帳號運營策略、帳號發佈內容策略等。	200,000		☐
1.1.3	深度傳播策略	規劃行銷策略中的品牌行銷計畫，如達播運營策略、跨界品牌推廣策略、投放策略、線上或線下活動策略等。	250,000		☐
		合計
1.2	【 白酒類 】海外品牌諮詢策劃
1.2.1	行業和產品分析	針對性地對海外品牌進行分析：如行業分析、市場分析、以及對產品的受眾、品牌、競品等方面進行分析。	200,000	200,000	☑
1.2.2	媒體傳播策略	按需制定媒體傳播策略及核心傳播內容創意，如媒體傳播管道、媒體傳播方向、媒體傳播創意、多媒體平臺的差異化傳播策略等。	300,000	300,000	☑
1.2.3	社交媒體傳播計畫	規劃海外社交媒體平臺的媒體傳播計畫，如運營排期計畫、廣告投放計畫、社群管理計畫、活動創意規劃等。	300,000	300,000	☑
		合計	800,000

VNIQUE INTERACTIVE LIMITED

勝唯互動有限公司

合同編號：VNIQUE-H008

1.3	【 】活動行銷策劃
1.3.1	活動主題策劃	根據品牌需求規劃活動主題。	100,000		☐
1.3.2	活動流程設計及安排	根據主題策劃活動環節流程。	60,000		☐
1.3.3	線下活動所需產品及物料設計	策劃活動所需物料；設計周邊產品和物料。	100,000		☐
1.3.4	應急預案規劃	活動風險和應對措施的規劃。	60,000		☐
		合計
1.4	【 】企業自播行銷策劃
1.4.1	現狀分析	分析在社交平臺中品牌帳號運營的現狀。	30,000		☐
1.4.2	流程規劃	定制品牌帳號直播的詳細流程規劃。	100,000		☐
1.4.3	直播物料設計	根據直播要求設計直播所需的物品。	50,000		☐
		合計
1.5	【 】 品牌達播行銷策劃
1.5.1	目標品類銷售數據比對分析	對短視頻平臺下客戶的目標品類產品和同品類產品的銷售、客戶群體等數據進行比對分析。	100,000		☐
1.5.2	核心行銷策略	依據品類當下品牌及品牌店鋪在抖音平臺的狀況分析，定制適配的執行策略，策劃執行主題。	200,000		☐
1.5.3	專案執行規劃	篩選部分適配達人直播帶貨清單等，解決品牌現狀存在的問題。	250,000		☐
		合計
2、達人邀約
序號	專案名稱和分項	服務內容	金額 (HKD)	備註	確認
2.1	【 】 主播邀約	負責邀約和安排專業主播。		見達人網紅報價	☐
		合計

VNIQUE INTERACTIVE LIMITED

勝唯互動有限公司

合同編號：VNIQUE-H008

3、內容創意製作及稿件發佈
序號	專案名稱和分項	服務內容	單價 (HKD)	數 量	單 位	總價 (HKD)	確 認
3.1	【 】 宣傳圖片創意及製作	根據客戶需求進行專案的構思圖片的創意及製作。	4,500		張		☐
3.2	【 】 產品圖片拍攝及精修	根據客戶需求進行產品拍攝並產出精修圖片。	1,000		張		☐
3.3	【 】 宣傳海報設計	根據客戶需求，為海報設計提供創意靈感方向及製作。	20,000		張		☐
3.4	【 】 3D效果圖設計	根據客戶需求，設計並製作會展、線下快閃店等的3D效果圖。	35,000		套		☐
3.5	【 】 短視頻創意拍攝及剪輯	為客戶的產品或品牌制定創意腳本，按需求輸出成品短視頻（視頻成品時長不少於15秒，如超過120秒另行議價）。	20,000		條		☐
3.6	【 】 公關軟文撰寫（英語）	根據客戶需求進行公關軟文的策劃與特定語種撰寫（文章字數不少於200字，如超過1000字另行議價）。	10,000		篇		☐
3.7	【 】 海外社交帳號內容撰寫和翻譯（日語、韓語）	根據客戶需求對社交帳號發佈的內容進行特定語種的撰寫和翻譯（如超過 80 字另行議價）。	6,000		條		☐
3.8	【 】 海外社交帳號內容撰寫和翻譯（英語）		4,000		條		☐
3.9	【 】 公關軟文海外媒體發佈	提供公關軟文的發佈服務，確保內容覆蓋不少於40家海外知名媒體，發佈總鏈接不少於100條。	400,000		篇		☐
		合計	【小計】
服務費合計（HKD）			【總額】 800,000
注： 1.打√表示選擇此項服務，未打√表示未選擇該項服務。 2.上述服務內容列出了多項可能包含的具體工作項，但實際執行時將根據客戶需求選擇其中的部分內容，未必全部實施。

VNIQUE INTERACTIVE LIMITED

勝唯互動有限公司

合同編號：VNIQUE-H008

IN WITNESS WHEREOF, the parties hereto have executed this Exhibit “A” as of the date first above written.特此證明，雙方已於上述日期簽署此附件“A”。

VNIQUE INTERACTIVE LIMITED		Beijing Creative infinite culture media Co., LTD
勝唯互動有限公司		北京創想無限文化傳媒有限公司

By:	/s/	By:	/s/
Name (姓名):		Name (姓名):
Title (職務):		Title (職務):

VNIQUE INTERACTIVE LIMITED

勝唯互動有限公司